UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

On August 21, 2018, Stamps.com Inc. ("SDC") filed a Current Report on Form 8-K (the “Initial Filing”) to report that on August 15, 2018, SDC, through its wholly owned subsidiary Pacific Shelf 1855 Limited (“Pacific Shelf”) completed the acquisition of MetaPack Limited (“MetaPack”). This Amendment No. 1 on Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below (collectively the "Acquisition-Related Financial Statements").

The information previously reported in the Initial Filing is incorporated by reference into this Amendment No. 1.  Except for the addition of the Acquisition-Related Financial Statements, this Amendment No. 1 does not amend or restate the Initial Filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following audited financial statements of MetaPack are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Audited financial statements as of and for the year ended March 31, 2018.

(b)	Pro forma financial information

The following unaudited pro forma condensed combined financial statements of SDC are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018.
•	Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2018 and the year ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accountant – Grant Thornton UK LLP

99.1	Audited financial statements of MetaPack Limited as of and for the year ended March 31, 2018.

99.2
Stamps.com Inc. Unaudited Pro Forma Condensed Combined Financial Statements, including Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2018 and the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

October 31, 2018	/s/ Ken McBride
Date	(Signature)

Ken McBride,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Accountant – Grant Thornton UK LLP

99.1	Audited financial statements of MetaPack Limited as of and for the year ended March 31, 2018.

99.2
Stamps.com Inc. Unaudited Pro Forma Condensed Combined Financial Statements, including Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2018 and the year ended December 31, 2017.